                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):
                                  July 2, 2002
                                  ------------

                             WORLD ASSOCIATES, INC.
                             ----------------------

                                     NEVADA
                            (State of incorporation)

      000-27949                                              88-0406903
(Commission File Number)                       (IRS Employer Identification No.)

         Registrant's Address And Telephone Number, Including Area Code
         --------------------------------------------------------------
                          4160 S. Pecos Road, Suite 20
                            Las, Vegas, Nevada 89121
                                  702-914-6092

SAFE HARBOR NOTICE

This filing contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934. Although the Company believes that the expectations reflected in such statements are reasonable, no assurances can be given that they will prove correct. The Company remains exposed to risk factors that include the availability of financing or defaults on existing financing, the availability of qualified personnel, market competition, meeting time critical filing deadlines, title issues on real property, liability claims, the inability to get entitlements or approvals for real property, poor conditions for selling its stock, that there will be no exemption that would allow the Company to seek a listing on the OTC: Bulletin Board and others. Statements made herein are not a guarantee of future corporate or stock performance. The Company does not update or revise its forward-looking statements even if it becomes clear projected results (expressed or implied) will not be realized.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On June 4, 2002, and then again on July 2, 2002, the Company made 8-K filings to disclose an agreement, the "Agreement", to acquire certain real estate assets from Superior Development, Inc., the "Seller". The real property acquired under the Agreement was transferred into Superior Real Estate, Inc., a wholly owned subsidiary of the Company that was formed specifically to own and develop the real estate assets, and it is a separate and distinct company from the Seller.

The Company's accountants, Weinberg and Company, P.A., recommended a complete audit be done on the Seller of the real assets as of December 31, 2001 and that the complete financial statements for the Seller be disclosed. Accordingly, the complete audited financial statements for the Seller as of December 31, 2001 are shown in this 8-K filing under ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The Seller's audited financial statements as of December 31, 2001.

                           SUPERIOR DEVELOPMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2001

                           SUPERIOR DEVELOPMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)




                                    CONTENTS


PAGE 1       INDEPENDENT AUDITORS' REPORT

PAGE 2       BALANCE SHEET AS OF DECEMBER 31, 2001

PAGE 3 STATEMENT OF OPERATIONS FOR THE PERIOD FROM AUGUST 15, 2001 (INCEPTION) TO DECEMBER 31, 2001

PAGES 4 STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY FOR THE PERIOD FROM AUGUST 15, 2001 (INCEPTION) TO DECEMBER 31, 2001

PAGES 5 STATEMENT OF CASH FLOWS FOR THE PERIOD FROM AUGUST 15, 2001 (INCEPTION) TO DECEMBER 31, 2001

PAGES 6-13   NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2001

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors of:
  Superior Development, Inc.

We have audited the accompanying consolidated balance sheet of Superior Development, Inc. (a development stage company) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the period from August 15, 2001 to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Superior Development, Inc. (a development stage company) as of December 31, 2001, and the results of its operations and its cash flows for the period from August 15, 2001 to December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements, the Company has a net loss of $141,926, a negative cash flow from operations of $105,175 and a working capital deficiency of $1,376,074 These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans describing those matters are also discussed in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ WEINBERG & COMPANY, P.A.

Boca Raton, Florida
August 2, 2002


                                  SUPERIOR DEVELOPMENT, INC.
                                (A DEVELOPMENT STAGE COMPANY)
                                        BALANCE SHEET
                                   AS OF DECEMBER 31, 2001
                                   -----------------------


                                            ASSETS

CURRENT ASSETS
Cash                                                                             $   253,825
  Prepaid expenses                                                                    22,167
  Other current assets                                                                 1,000
                                                                                 ------------
     Total Current Assets                                                            276,992
                                                                                 ------------

 LAND AND REAL ESTATE DEVELOPMENT COSTS                                            2,957,908
                                                                                 ------------

 FIXED AND OTHER ASSETS
  Furniture and equipment, net                                                         9,301
  Prepaid expenses                                                                    40,900
                                                                                 ------------
     Total Fixed and Other Assets                                                     50,201
                                                                                 ------------

TOTAL ASSETS                                                                     $ 3,285,101
                                                                                 ============

                            LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                                                              $    71,469
   Accrued expenses                                                                1,490,966
   Due to stockholder                                                                 90,631
                                                                                 ------------
     Total Current Liabilities                                                     1,653,066
                                                                                 ------------

NOTES AND MORTGAGES PAYABLE                                                          820,818
                                                                                 ------------

STOCKHOLDERS' EQUITY
   Preferred stock, $.001 par value, 25,000,000 shares authorized, none issued            --
   Common stock, $.001 par value, 50,000,000 shares authorized, none issued               --
   Common stock to be issued, 28,209,858 shares                                      953,143
   Accumulated deficit during development stage                                     (141,926)
                                                                                 ------------
     Total Stockholders' Equity                                                      811,217
                                                                                 ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                       $ 3,285,101
                                                                                 ============


                       See accompanying notes to financial statements.

                           SUPERIOR DEVELOPMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                             -----------------------



                                                            From August 15, 2001
                                                                (inception)
                                                            to December 31, 2001
                                                            --------------------

EXPENSES

Officer's compensation                                           $   72,664
Consulting and legal fees                                            35,664
General and administrative                                           33,598
                                                                 -----------
     Total Expenses                                                 141,926
                                                                 -----------

NET LOSS                                                         $ (141,926)
                                                                 ===========




                 See accompanying notes to financial statements.


                                                     SUPERIOR DEVELOPMENT, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)
                                            STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                FOR THE PERIOD FROM AUGUST 15, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                --------------------------------------------------------------------



                                                                                           Accumulated
                                                                             Additional  Deficit During  Common Stock
                                                        Common Stock          Paid-In      Development     to be
                                                   Shares        Amount       Capital         Stage        Issued        Total
                                                 -----------   -----------   -----------   -----------   -----------   -----------

Common stock to be issued
  pursuant to spin-off agreement                         --    $       --    $       --    $       --    $  953,143    $  953,143

 Net loss for the period from
   August 15, 2001 to December
   31, 2001                                              --            --            --      (141,926)           --      (141,926)
                                                 -----------   -----------   -----------   -----------   -----------   -----------


BALANCE, DECEMBER 31, 2001                               --    $       --    $       --    $ (141,926)   $  953,143    $  811,217
                                                 ===========   ===========   ===========   ===========   ===========   ===========


                                          See accompanying notes to financial statements.



                                SUPERIOR DEVELOPMENT, INC.
                               (A DEVELOPMENT STAGE COMPANY)
                                  STATEMENT OF CASH FLOWS
                                  -----------------------


                                                                       From August 15, 2001
                                                                 (Inception) To December 31, 2001
                                                                 --------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                       $(141,926)
 Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense                                                                 409
 Changes in operating assets and liabilities:
 (Increase) decrease in assets
  Prepaid expenses                                                               (63,067)
 Increase (decrease) in liabilities:
  Accounts payable                                                                71,469
  Accrued expenses                                                                29,226
  Interest payable                                                                (1,286)
                                                                               ----------
        Net Cash Used In Operating Activities                                   (105,175)
                                                                               ----------

CASH FLOWS FROM INVESTING ACTIVITIES
 Loan to related party                                                            (1,000)
                                                                               ----------
        Net Cash Used In Investing Activities                                     (1,000)
                                                                               ----------

CASH FLOWS FROM FINANCING ACTIVITIES
 Due to stockholder                                                               60,000
 Proceeds from bank loan                                                         300,000
                                                                               ----------
        Net Cash Provided By Financing Activities                                360,000
                                                                               ----------

INCREASE IN CASH                                                                 253,825

CASH  BEGINNING OF PERIOD                                                             --
                                                                               ----------

CASH  END OF PERIOD                                                            $ 253,825
                                                                               ==========


                      See accompanying notes to financial statements.


                           SUPERIOR DEVELOPMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                             -----------------------


SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:


In May 2001, the Company agreed to issue 9,259,858 shares of common stock in exchange for real estate assets and related liabilities spun-off from a related corporation. These common stock shares were accounted for as stock to be issued in the amount of $255,096 and included in the Company's balance sheet at December 31. The 255,096 was the value of the net real estate assets received. The common stock was issued to shareholders of record of the related corporation in January 2002.

Pursuant to a settlement agreement with two former stockholders of the related corporation whose assets were spun-off and the Company, 18,950,000 shares of common stock were to be issued as additional consideration for the real estate assets received in the spin-off, and are included in the Company's balance sheet at December 31, 2001. The fair value of the stock to be issued in this transaction was $698,047 based upon the value of the related corporation's stock and warrants surrendered by these former shareholders. The common stock was issued in February and June 2002.



                 See accompanying notes to financial statements.

                           SUPERIOR DEVELOPMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------   ------------------------------------------

      (A) ORGANIZATION AND BUSINESS OPERATIONS
      ----------------------------------------

               Superior Development, Inc. (the "Company") was incorporated in Nevada on August 15, 2001 to serve as a vehicle to acquire the real estate assets and related liabilities spun-off from a related corporation under an agreement dated May 15, 2001(as amended)(see Note3).

               At December 31, 2001, the Company had not yet commenced any formal business operations, and all activity to date relates to the Company's formation and financing activities.

      The Company's ability to commence operations is contingent upon its ability to finance the development of the real estate properties it owns and its ability to pay the debt service on loans and mortgages related to these properties. A majority shareholder has loaned the Company funds, as well as procured a bank loan for the Company to be utilized for operating funds.

      (B) USE OF ESTIMATES
      --------------------

               In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

      (C) CASH AND CASH EQUIVALENTS
      -----------------------------

      For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash or equivalents.

      (D) LAND DEVELOPMENT COSTS
      --------------------------

      Costs that directly relate to land development projects are capitalized. Costs are allocated to project components by the specific identification method whenever possible. Otherwise, acquisition costs are allocated based on their relative fair value before development; costs incurred during development are allocated based on their relative sales value. Interest costs related to development debt are capitalized while development is in progress.

                           SUPERIOR DEVELOPMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


      (E) FIXED ASSETS
      ----------------

               Fixed assets are recorded at cost. Expenditures for renewals and betterments that materially extend the useful lives of assets or increase their productivity are capitalized. Expenditures for maintenance and repairs are charged to cost or expensed as incurred. Depreciation is computed over the estimated useful lives of depreciable assets using the straight-line method.

      The Company periodically reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. For the year ended December 31, 2001, no impairment loss has been recognized.

      (F) INCOME TAXES
      ----------------

               The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement 109). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There was no current income tax expense due to the Company's operating loss. The deferred tax asset of approximately $48,250 arising from the Company's net operating loss of $141,926 at December 31, 2001 has been fully offset by a valuation allowance, due to the uncertainty of its recognition.

      (G) EARNINGS PER SHARE
      ----------------------

      The Company has not computed the net loss per common share for the period from August 15, 2001 (inception) to December 31, 2001 under SFAS No. 128 "Earnings Per Share" because there were no common shares issued or outstanding at December 31, 2001.

      (H) NEW ACCOUNTING PRONOUNCEMENTS
      ---------------------------------

               The Financial Accounting Standards Board has recently issued several new Statements of Financial Accounting Standards. Statement No. 141, "Business Combinations" supersedes APB Opinion 16 and various related pronouncements. Pursuant to the new guidance in Statement No. 141, all business combinations must be accounted for under the purchase method of accounting; the pooling-of-interests method is no longer permitted. SFAS 141 also establishes new rules concerning the recognition of goodwill and

                           SUPERIOR DEVELOPMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


      other intangible assets arising in a purchase business combination and requires disclosure of more information concerning a business combination in the period in which it is completed. This statement is generally effective for business combinations initiated on or after July 1, 2001.

               Statement No. 142, "Goodwill and Other Intangible Assets" supercedes APB Opinion 17 and related interpretations. Statement No. 142 establishes new rules on accounting for the acquisition of intangible assets not acquired in a business combination and the manner in which goodwill and all other intangibles should be accounted for subsequent to their initial recognition in a business combination accounted for under SFAS No. 141. Under SFAS No. 142, intangible assets should be recorded at fair value. Intangible assets with finite useful lives should be amortized over such period and those with indefinite lives should not be amortized. All intangible assets being amortized as well as those that are not, are both subject to review for potential impairment under SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS No. 142 also requires that goodwill arising in a business combination should not be amortized but is subject to impairment testing at the reporting unit level to which the goodwill was assigned to at the date of the business combination.

               SFAS No. 142 is effective for fiscal years beginning after December 15, 2001 and must be applied as of the beginning of such year to all goodwill and other intangible assets that have already been recorded in the balance sheet as of the first day in which SFAS No. 142 is initially applied, regardless of when such assets were acquired. Goodwill acquired in a business combination whose acquisition date is on or after July 1, 2001, should not be amortized, but should be reviewed for impairment pursuant to SFAS No. 121, even though SFAS No. 142 has not yet been adopted. However, previously acquired goodwill should continue to be amortized until SFAS No. 142 is first adopted.

               Statement No. 143 "Accounting for Asset Retirement Obligations" establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other type of disposal of long-lived tangible assets arising from the acquisition, construction, or development and/or normal operation of such assets. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002, with earlier application encouraged.

                           SUPERIOR DEVELOPMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



               SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" establishes a single accounting model, based on the framework established in SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be disposed Of", for long-lived assets to be disposed of by sale, and resolves significant implementations issues related to SFAS 121. SFAS 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and interim periods within those fiscal years, with early application encouraged.

                The adoption of these pronouncements will not have a material effect on the Company's financial position or results of operations.

NOTE 2   PREPAID EXPENSES
------   ----------------

      The Company procured a loan for $300,000 using one of the newly acquired real estate properties as collateral. A mortgage was attached to certain commercial lots, securing this three year loan with an interest rate of 14.75%, payable over 36 months starting in February 2002 (see Note 6). The loan application fee, broker commission fees and prepaid interest totaling $67,131 were recorded as a prepaid expense and are being amortized over the term of the loan. The prepaid expense at December 31, 2001 was $63,067

NOTE 3   LAND AND REAL ESTATE DEVELOPMENT COSTS
------   --------------------------------------

      The Company acquired certain real estate assets and related liabilities (see Note 8C) as a result of a spin-off under an agreement dated May 15, 2001 with a related corporation. This agreement was subsequently amended under a settlement agreement between two former stockholders of the related corporation who have become officers and stockholders of the Company. The total consideration in the form of 28,209,858 shares of the Company's common stock was valued at $953,143. The table below lists the various components comprising these transactions .

      Land                                                      $     2,584,787
      Site development costs                                            181,877
      Prepaid expenses                                                   17,593
      Furniture and fixtures                                              8,873
      Mortgages and loans                                              (470,829)
      Special tax assessments                                          (624,426)
      Accrued expenses                                                 (602,120)
      Property taxes                                                   (142,612)
                                                                ----------------
            Total                                               $       953,143
                                                                ================

NOTE 4   PROPERTY AND EQUIPMENT
------   ----------------------

      The components of property and equipment at December 31, 2001 are as follows:

      Furniture and fixtures                         3 - 7 years      $   5,983
      Office equipment                               5 - 7 years          3,727
                                                                      ----------
            Total                                                         9,710
      Less: accumulated depreciation                                       (409)
                                                                      ----------

            Property and equipment, net                               $   9,301
                                                                      ==========

                           SUPERIOR DEVELOPMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 5   ACCRUED EXPENSES
------   ----------------

      The components of accrued expenses at December 31, 2001 are as follows:

      Accrued special tax assessments                             $     624,426
      Accrued expenses                                                  602,120
      Accrued property taxes                                            190,956
      Accrued wages and payroll taxes                                    72,664
      Accrued franchise tax                                                 800
                                                                  --------------
            Total                                                 $   1,490,966
                                                                  ==============

      The Company acquired the special tax assessments, property taxes, and other accrued expenses related to the spin-off real estate assets (see
      Note 3). Some of these tax assessments and property taxes are in default as of December 31, 2001 (see Note 8C).

NOTE 6   MORTGAGES AND LOANS PAYABLE
------   ---------------------------

              The Company has assumed mortgages and loans against the real estate properties they acquired in the spin-off with a related corporation (see Note1). In addition the Company procured a loan in December 2001 for $300,000 with certain of its real estate mortgaged as collateral. The mortgage and loan details are summarized below:

     In connection with acquiring certain spun-off real estate property, the Company has assumed a note payable. The interest on the principal amount is 8% per annum, payable quarterly, on the fifteenth day of each quarter until the principal has been repaid.
     The entire remaining unpaid principal and interest is due in
     September 2004. As of December 31, 2001, no interest or principal payments have been made, and interest accrued of $18,302 has been
     added to the principal.                                            162,516

     In connection with acquiring certain spun-off real estate property, the Company has assumed a note payable. The interest on the principal amount is 8% per annum, payable quarterly, on the fifteenth day of each quarter until the principal has been repaid.
     The entire remaining unpaid principal and interest is due in June
     2004. As of December 31, 2001, no interest or principal payments have been made, and interest accrued of $32,973 has been added to
     the principal.                                                     179,552

     In connection with acquiring certain spun-off real estate property, the Company has assumed two notes payable, for $78,750 and $100,000.
     Both notes are secured by a deed of trust on these spun-off properties, are payable, interest only monthly at 14.75% per annum for 36 months. The entire remaining unpaid principal and interest is
     due in December 2003.                                              178,750

                           SUPERIOR DEVELOPMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     The Company procured a loan secured by a deed of trust on
     unencumbered real estate property, is payable, interest only monthly at 14.75% per annum for 36 months. The entire remaining unpaid
     principal and interest is due in December 2004.                    300,000

                                                                      ----------
                                                                        820,818
        Current Portion
                                                                      ----------

         Long Term                                                    $ 820,818
                                                                      ==========

      Also see Note 8(B) for additional debt.

      The Company follows the policy of capitalizing interest as a component of the cost of land and site development. In 2001 total interest incurred was $60,549, all of which was capitalized.

NOTE 7   STOCKHOLDERS' EQUITY
------   --------------------

               The Company is authorized to issue 50,000,000 shares of common stock at $.001 par value and 25,000,000 shares of preferred stock at $.001 par value. There are no shares of common or preferred stock issued or outstanding at December 31, 2001

               The Company has an obligation at December 31, 2001 to issue 28,209,858 shares of common stock to the former shareholders of a related corporation per the spin-off Agreement (as amended) (see Note 3). These shares were valued at $953,143 and accounted for as stock to be issued in the equity section of the financial statements. The actual shares were issued on various dates through June 2002.

NOTE 8   COMMITMENTS AND CONTINGENCIES
------   -----------------------------

               (A) LEASE AGREEMENT
               -------------------

               The Company has a lease agreement for the rental of its offices at $1,444 per month with a lease term of thirty-six months, expiring in March 2004. The minimum lease payments for the remaining life of this lease is $41,594.

               (B) LEGAL MATTER
               ----------------

      In December 2000, a deed of trust securing a $200,000 note was recorded against certain of the Company's unimproved real estate that was acquired from the related corporation under the spin-off agreement (see Note 3). The Company indicates that it was unaware of this deed of trust and note. It learned of the note and deed of trust in the spring of 2001, when it was advised by the beneficiary of the note that it was in default.

                           SUPERIOR DEVELOPMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


               A title company who has guaranteed the validity of the deed of trust and is liable to the beneficiary has advised the Company that it intends to file a lawsuit for declaratory relief and judicial foreclosure. The Company intends to contest the case vigorously because it believes the note and deed of trust are invalid. However, if the deed of trust and note are found to be valid, the Company will owe the face amount of the note, interest, penalties and, possibly, attorney fees in a total amount that could exceed $300,000.

               (C) DELINQUENT TAXES
               --------------------

               The county Tax Collector has issued a Final Notice of Impending Tax Collector's Power to Sell on certain parcels of the Company's real estate property indicating that a forced sale to pay delinquent property taxes may occur. Additionally, the agency responsible for administrating utility bond assessments notified the Company that foreclosure action on certain real estate property had been initiated due to delinquent utility bond assessments.

NOTE 9   GOING CONCERN
------   -------------

      As shown in the accompanying financial statements, the Company has a net loss of $141,926, a negative cash flow from operations of $105,175, and a working capital deficiency of $1,376,074. These factors raise substantial doubt about the Company's ability to continue as a going concern.

      Management believes that the real estate assets acquired will allow the Company to acquire the necessary financing and loans to continue as a going concern.

NOTE 10   SUBSEQUENT EVENTS
-------   -----------------

      In June 2002 the Company issued 7,500,000 shares of common stock valued at $600,000 for a 50% interest in a joint venture which owns undeveloped real estate.

      In May and July 2002 the Company executed agreements as amended to exchange shares with World Associates, Inc. ("World"). The amended agreement provides for World to purchase the Company's real estate assets and related liabilities in consideration for World's preferred stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Associate, Inc.
Randall Prouty, President

/s/ Randall Prouty                  Date:  August 9, 2002